UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23129

NEXPOINT REAL ESTATE STRATEGIES FUND

(Exact name of registrant as specified in charter)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

NexPoint Advisors, L.P.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (844) 485-9167

Date of fiscal year end: December 31

Date of reporting period: June 30, 2026

Item 1. Reports to Stockholders.

A copy of the Semi-Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

JUNE 30, 2026 SEMI-ANNUAL REPORT

NexPoint Real Estate Strategies Fund

NEXPOINT REAL ESTATE STRATEGIES FUND

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

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Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

Fund Profile (unaudited)

June 30, 2026	NexPoint Real Estate Strategies Fund

Objective

NexPoint Real Estate Strategies Fund seeks long-term total return with an emphasis on current income.

Net Assets as of June 30, 2026

$21.5 million

Portfolio Data as of June 30, 2026

The information below provides a snapshot of NexPoint Real Estate Strategies Fund at the end of the reporting period. NexPoint Real Estate Strategies Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Industry Classifications as of 06/30/2026(1)

Real Estate Investment Trust	46.5%
Real Estate	28.7%
Asset-Backed Security	2.0%
Agency Collateralized Mortgage Obligation	0.1%
Other Investments and Assets & Liabilities	22.7%

Top 10 Holdings as of 6/30/2026 (1)(2)%

NRESF REIT SUB, LLC (Common Stock)	18.9
IQHQ, Inc. 15.50%, 12/31/2049 (Preferred Stock)	10.1
NexPoint Real Estate Finance, Inc., REIT (Common Stock)	9.9
NRES REIT SUB II, LLC (Common Stock)	9.5
Ground Lease (Common Stock)	7.8
IQHQ, LP 13.50%, 12/31/2049 (Revolving Credit Note)	7.2
NRES Storage Partners Operating Co., LLC 9.00%, 10/1/2026 (U.S. Senior Loans)	6.3
IQHQ, Inc. (Common Stock)	3.8
NexPoint Storage Partners, Inc. (Common Stock)	3.7
NexPoint Residential Trust, Inc. (Common Stock)	3.7

(1)	Industries and holdings are calculated as a percentage of total net assets.

(2)	Includes NRESF REIT SUB, LLC, as the entity is intended to hold private debt. NRESF REIT SUB, LLC is an affiliated issuer.

SEMI-ANNUAL REPORT | 1

Financial Statements

June 30, 2026	NexPoint Real Estate Strategies Fund

A guide to understanding the Fund’s financial statements

Investment Portfolio

The Investment Portfolio details the Fund’s holdings and their fair value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities

This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations

This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statements of Changes in Net Assets

This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statements of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.
Financial Highlights

The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements

These notes disclose the organizational background of the Fund, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

SEMI-ANNUAL REPORT | 2

Investment Portfolio (unaudited)

As of June 30, 2026	NexPoint Real Estate Strategies Fund

Shares		Amortized Cost ($)	Value ($)
Common Stock – 62.1%
Real Estate – 0.8%
1,000	NRES CMP Holdco (a)(b)(c)(d)	200,000	185,301

Real Estate Investment Trust – 61.3%
75,000	Dreamscape Entertainment Properties, Inc. (a)(c)	1,500,000	323,250
80,000	Ground Lease (a)(c)(d)	1,600,000	1,681,200
411,912	IQHQ, Inc. (d)(e)	2,730,515	1,346,953
137,517	NexPoint Real Estate Finance, Inc., REIT (f)(g)	2,306,851	2,131,519
28,322	NexPoint Residential Trust, Inc. (f)(g)	543,109	790,750
1,321	NexPoint Storage Partners, Inc. (a)(c)(d)(g)(h)	1,103,007	796,639
254	NRES REIT SUB II, LLC (a)(b)(c)(d)	1,586,788	2,039,444
151,745,346	NRESF REIT SUB, LLC (a)(b)(c)(d)	1,845,984	4,062,678

			13,172,433

	Total Common Stock
	(Cost $13,416,254)		13,357,734

U.S. Senior Loans (i) – 11.4%
Real Estate – 11.4%
375,151	NRES GERONIMO, LLC, 02/24/2028 (a)(c)(g)	375,151	372,575
726,900	NRES SPE, LLC Promissory Note Term Loan, 12/31/2027 (a)(b)(c)	726,900	726,900
1,400,000	NexPoint Storage Partners Operating Co., LLC, 10/01/2026 (a)(c)(g)	1,400,000	1,352,120

			2,451,595

	Total U.S. Senior Loans
	(Cost $2,502,051)		2,451,595

Preferred Stock – 10.8%
Real Estate – 10.8%
2,205,539	IQHQ, Inc., Series D-1 15.50%(a)(c)	1,567,639	2,169,906
142,678	IQHQ, Inc., Series E-1 16.50%(a)(c)(d)	123,823	141,825

	Total Preferred Stock
	(Cost $1,691,462)		2,311,731

Revolving Credit Note – 7.2%
Real Estate – 7.2%
1,563,583	IQHQ, LP 13.50%, 12/31/2049 (a)(c)	1,563,583	1,544,976

	Total Revolving Credit Note
	(Cost $1,563,583)		1,544,976

Asset-Backed Securities – 2.0%
291,000	CIFC Funding, Series 2014-5A, Class SUB 0.00%, 7/17/2037 (j)(k)	46,185	74,205

Shares		Amortized Cost ($)	Value ($)

300,000	CIFC Funding, Series 2014- 4RA, Class SUB 0.00%, 1/17/2035 (j)(k)	94,500	44,940
250,000	CIFC Funding, Series 2015-1A, Class SUB 0.00%, 1/22/2031 (j)(k)	200,050	25
11,348,096	FRESB Mortgage Trust, Series 2020-SB76, Class X1 0.00%, 5/25/2030 (j)	438,526	308,668

	Total Asset-Backed Securities
	(Cost $779,261)		427,838

Agency Collateralized Mortgage Obligation – 0.1%
	FHLMC Multifamily Structured Pass Through Certificates, Series K097, Class X3
336,832	2.09%, 9/25/2046 (l)	4,629	19,089

	Total Agency Collateralized Mortgage Obligations
	(Cost $4,629)		19,089

Units
Rights – 0.0%
Financials – 0.0%
22,892	Ready Capital, CVR, 12/31/2028 (a)(c)(d)	—	—
	Total Rights
	(Cost $–)		—

Cash Equivalents – 3.4%
Money Market Fund – 3.4%
726,960	Dreyfus Treasury Obligations Cash Management, Institutional Shares 3.520%(m)	726,960	726,960

	(Cost $726,960)		726,960

Total Investments - 97.0%			20,839,923

(Cost $20,684,200)
Securities Sold Short - (1.9)%
Common Stock - (1.9)%
Real Estate Investment Trust – (1.9)%
(910)	Ryman Hospitality Properties, REIT		(116,980)
(5,650)	SL Green Realty, REIT		(292,501)

			(409,481)

	Total Common Stock
	(Proceeds $204,907)		(409,481)

	Total Securities Sold Short- (1.9)%
	(Proceeds $204,907		(409,481)

Other Assets & Liabilities, Net – 4.9%(n)			1,062,777

Net Assets - 100.0%			21,493,219

(a)

Securities with a total aggregate value of $15,396,814, or 71.6% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. | 3

Investment Portfolio (unaudited) (continued)

As of June 30, 2026	NexPoint Real Estate Strategies Fund

unobservable inputs used in the valuation of these instruments.
(b)

Represents a controlled, affiliated issuer. Assets with a total aggregate fair market value of $7,014,323, or 32.6% of net assets, were controlled and affiliated investments of the Fund as of June 30, 2026.

(c)

Represents fair value as determined by NexPoint Asset Management, L.P. (“NexPoint” or the “Investment Adviser”) pursuant to the policies and procedures approved by the Board of Trustees (the “Board”). The Board has designated the Investment Adviser as “valuation designee” for the Fund pursuant to Rule 2a-5 of the Investment Company Act of 1940, as amended. The Investment Adviser considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $15,396,814, or 71.6% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2026. Please see Notes to Financial Statements.

(d)	Non-income producing security.
(e)

Securities with a total aggregate value of $1,346,953, or 6.3% of net assets, were valued using the issuer’s fair market value NAV as practical expedient under ASC 820. Please see Notes to Investment Portfolio for an explanation of this hierarchy.

(f)	All or part of this security is pledged as collateral for short sales. The fair value of the securities pledged as collateral was $2,922,264.
(g)	Non-controlled, affiliated issuer. Assets with a total aggregate fair value of $5,443,603, or 25.3% of net assets, were affiliated with the Fund as of June 30, 2026.
(h)	Perpetual security with no stated maturity date.
(i)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the Secured Overnight Financing Rate (“SOFR”) or (iii) the Certificate of Deposit rate. As of June 30, 2026, the 1-month Term SOFR and 3-month Term SOFR rates were 3.65% and 3.73%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.
(j)	No interest rate available.
(k)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. The Board has determined these investments to be liquid. At June 30, 2026, these securities amounted to $119,170 or 0.6% of net assets.

(l)	As of June 30, 2026, investments with a total aggregate value of $19,089 were fully or partially segregated with broker(s)/custodian as collateral for reverse repurchase agreements.
(m)	Rate reported is 7 day effective yield.
(n)	As of June 30, 2026, $419,065 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

LLC —	Limited Liability Company
REIT —	Real Estate Investment Trust

Reverse Repurchase Agreements outstanding as of June 30, 2026 were as follows:

Counterparty	Collateral Pledged	Interest Rate %	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
Mizuho	FHLMC Multifamily Structured Pass Through Certificates, Series K097, Class X3, 9/25/2046	4.67	6/9/2026	7/10/2026	$(15,060)	$(15,000)	$(15,000)
Mizuho	FRESB Mortgage Trust, Series 2020-SB76, Class X1, 05/25/2030	4.67	6/9/2026	7/10/2026	(235,945)	(235,000)	(235,000)

Total Reverse Repurchase Agreements						$(250,000)	$(250,000)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. | 4

Statement of Assets and Liabilities (unaudited)

As of June 30, 2026	NexPoint Real Estate Strategies Fund

($)
Assets
Investments at fair value:
Non-controlled, non-affiliated investments	7,655,037
Non-controlled, affiliated investments (Note 11)	5,443,603
Controlled, affiliated investments (Note 11)	7,014,323

Total Investments	20,112,963
Cash and cash equivalents	760,313
Restricted cash	419,065
Cash pledged as collateral on reverse repurchase agreements	460,000
Receivable for:
Dividends and Interest	386,212
Investment sold	53,858
Due from Investment Adviser	17,593
Fund shares sold	15,936
Prepaid expenses and other assets	22,363

Total assets	22,248,303

Liabilities:
Securities sold short, at value (Note 2)	409,481
Reverse repurchase agreements (Note 3 and 5)	250,000
Payable for:
Administration fees	27,665
Investments purchased	21,025
Due to broker	14,366
Interest expense and commitment fee	4,581
Broker fees	2,111
12B-1 Fees Class C	1,140
12B-1 Fees Class A	1,054
Accrued expenses and other liabilities	23,661

Total liabilities	755,084

Net Assets	21,493,219

Net Assets Consist of:
Paid-in capital	27,571,351
Total accumulated loss	(6,078,132)

Net Assets	21,493,219

Non-controlled, non-affiliated investments, at cost	9,869,450
Non-controlled, affiliated investments, at cost (Note 11)	5,728,118
Controlled, affiliated investments, at cost (Note 11)	4,359,672
Cash equivalents, at cost	726,960
Proceeds from securities sold short	204,907
Proceeds from reverse repurchase agreements	250,000

Class A:
Net assets	4,958,146
Shares outstanding (unlimited shares authorized)	397,835
Net asset value per share(a)(b)	12.46
Maximum offering price per share(c)	13.22

Class C:
Net assets	1,314,765
Shares outstanding (unlimited shares authorized)	103,727
Net asset value and offering price per share(a)	12.68

Class Z:
Net assets	15,220,308
Shares outstanding (unlimited shares authorized)	1,200,956
Net asset value, offering and redemption price per share	12.67

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases of $500,000 or more are subject to a 1.00% CDSC if redeemed within eighteen months of purchase.
(c)	The sales charge is 5.75%. On sales of $500,000 or more, there is no sales charge and therefore the offering will be lower.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. | 5

Statement of Operations (unaudited)

For the period ended June 30, 2026	NexPoint Real Estate Strategies Fund

($)
Investment Income:
Income:
Dividend income:
Non-controlled, non-affiliated investments	187,430
Non-controlled, affiliated investments (Note 11)	143,656
Securities lending income (Note 12)	4
Interest income:
Non-controlled, non-affiliated investments	196,724
Non-controlled, affiliated investments (Note 11)	84,238
Controlled, affiliated investments (Note 11)	20,499

Total income	632,551

Expenses:
Investment advisory (Note 7)	150,699
Transfer agent fees	76,622
Audit and tax preparation fees	43,698
Dividends and fees on securities sold short (Note 2)	42,810
Reports to shareholders	34,712
Legal fees	29,753
Administration fees (Note 7)	19,380
Distribution and shareholder service fees: (Note 7)	14,364
Class A	6,765
Class C	7,599
Registration fees	12,482
Custodian/wire agent fees	12,398
Interest expense and commitment fees (Note 5)	6,591
Trustees fees (Note 7)	5,419
Pricing fees	3,033
Other	22,221

Total operating expenses before waiver	474,182
Less: Expenses waived or borne by the investment adviser and administrator	(212,754)
Net operating expenses	261,428

Net investment income	371,123

Net Realized and Unrealized Gain (loss) on Investments
Realized Gain (Loss) on:
Non-controlled, non-affiliated investments from unaffiliated issuers	(1,021,871)
Non-controlled, affiliated investments (Note 11)	(173,136)
Controlled, affiliated investments (Note 11)	(843,282)
Securities sold short (Note 2)	(1,274,086)

Net Change in Unrealized Appreciation (Depreciation) on:
Non-controlled, non-affiliated investments from unaffiliated issuers	574,166
Non-controlled, affiliated investments (Note 11)	805,675
Controlled, affiliated investments (Note 11)	709,566
Securities sold short (Note 2)	1,027,386

Net realized and unrealized gain (loss) on investments	(195,582)

Total increase in net assets resulting from operations	175,541

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Statements of Changes in Net Assets (unaudited)

NexPoint Real Estate Strategies Fund

	Six Months Ended June 30, 2026 (unaudited) ($)	Year Ended December 31, 2025 ($)
Increase (Decrease) in Net Assets Operations:
Net investment income	371,123	33,939
Net realized (loss) on investments	(3,312,375)	(395,848)
Net change in unrealized appreciation (depreciation) on investments	3,116,793	(2,562,404)

Net increase (decrease) in net assets resulting from operations	175,541	(2,924,313)

Total distributions to shareholders:
Class A	(290,136)	(7,170)
Class C	(73,557)	(1,253)
Class Z	(923,722)	(14,116)

Total distribution to shareholders	(1,287,415)	(22,539)

Return of capital:
Class A	—	(644,101)
Class C	—	(192,281)
Class Z	—	(2,045,872)

Total return of capital	—	(2,882,254)

Total distributions	(1,287,415)	(2,904,793)

Decrease in net assets from operations and distributions	(1,111,874)	(5,829,106)

Share transactions:
Proceeds from sale of shares
Class A	30,483	69,256
Class C	517	6,394
Class Z	202,938	884,447
Value of distributions reinvested
Class A	92,112	259,436
Class C	23,940	54,011
Class Z	151,061	333,225
Cost of shares redeemed
Class A	(359,312)	(1,114,099)
Class C	(225,042)	(933,693)
Class Z	(1,783,159)	(3,806,764)

Net decrease from shares transactions	(1,866,462)	(4,247,787)

Total decrease in net assets	(2,978,336)	(10,076,893)

Net Assets
Beginning of period	24,471,555	34,548,448

End of period	21,493,219	24,471,555

Amounts designated as “—” are $0 or have been rounded to $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. | 7

Statements of Changes in Net Assets (unaudited) (concluded)

NexPoint Real Estate Strategies Fund

	Six Months Ended June 30, 2026 (unaudited)	Year Ended December 31, 2025
CAPITAL STOCK ACTVITIY – SHARES

Class A:
Shares sold	2,366	4,911
Issued for distribution reinvested	6,926	17,825
Shares redeemed	(28,034)	(78,846)

Net decrease in fund shares	(18,742)	(56,110)

Class C:
Shares sold	39	422
Issued for distribution reinvested	1,798	3,653
Shares redeemed	(17,272)	(62,928)

Net decrease in fund shares	(15,435)	(58,853)

Class Z:
Shares sold	15,185	58,795
Issued for distribution reinvested	11,351	22,583
Shares redeemed	(137,143)	(257,109)

Net decrease in fund shares	(110,607)	(175,731)

Amounts designated as “—” are $0 or have been rounded to $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. | 8

Statement of Cash Flows (unaudited)

For the period ended June 30, 2026	NexPoint Real Estate Strategies Fund

($ )
Cash Flows Provided by (Used In) Operating Activities:
Net increase (decrease) in net assets resulting from operations	175,541

Adjustments to Reconcile Increase (Decrease) in Net Assets to Net Cash Used in Operating Activities:
Purchases of investment securities from non-controlled, non-affiliated issuers	(157,847)
Purchases of investment securities from non-controlled, affiliated issuers	(10,951)
Purchases of investment securities from controlled, affiliated investments	(201,037)
Purchases of securities sold short	(2,714,792)
Proceeds from the disposition of investment securities from non-controlled, non-affiliated issuers	374,612
Proceeds from the disposition of investment securities from non-controlled, affiliated issuers	1,958,979
Proceeds from the disposition of investment securities from controlled, affiliated investments	151,037
Proceeds from return of capital of investment securities from affiliated issuers	567,612
Net realized (gain) on Investments from non-controlled, non-affiliated issuers	1,021,871
Net realized (gain) on Investments from non-controlled, affiliated issuers.	173,136
Net realized (gain) on Investments from controlled, affiliated investments	843,282
Net realized (gain) on securities sold short	1,274,086
Net change in unrealized (appreciation) depreciation on non-controlled, non-affiliated investments	(574,166)
Net change in unrealized (appreciation) depreciation on non-controlled, affiliated investments	(805,675)
Net change in unrealized (appreciation) depreciation on controlled, affiliated investments	(709,566)
Net change in unrealized (appreciation) depreciation on securities sold short	(1,027,386)
Net accretion of discount	7,371
(Increase) decrease in receivable for investments sold	(53,858)
(Increase) decrease in dividends and interest receivable	31,677
(Increase) decrease in receivable from investment advisory	57,837
(Increase) decrease in prepaid expenses and other assets	(3,285)
Increase (decrease) in due to broker	(6,629)
Increase (decrease) in payable for investments purchased	21,025
Increase (decrease) in payable for interest and commitment fees	(1,588)
Increase (decrease) in accrued expense and other liabilities	(12,025)

Net cash flow provided by (used in) operating activities	379,261

Cash Flows Used in Financing Activities:
Proceeds from reverse repurchase agreements	(55,000)
Distributions paid in cash	(1,020,302)
Payments of shares redeemed	(2,367,513)
Proceeds from shares sold net of change in receivable	239,766

Net cash flow provided by (used in) financing activities	(3,203,049)

Net decrease in Cash	(2,823,788)

Cash, Cash Equivalents, Foreign Currency and Restricted Cash:
Beginning of year	4,463,166

End of year	1,639,378

End of the Year Cash Balances:
Cash and cash equivalents	760,313
Restricted cash	419,065
Cash pledged as collateral on reverse repurchase agreements	460,000

End of year	1,639,378

Supplemental Disclosure of Cash Flow Information:
Reinvestment of distributions	267,113
Cash paid during the period for interest expense and commitment fees	10,290

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. | 9

Financial Highlights (unaudited)

NexPoint Real Estate Strategies Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended June 30, 2026 (unaudited)	For the Years Ended December 31,
		2025	2024	2023	2022	2021

Net Asset Value, Beginning of Period	$13.09	$15.98	$17.51	$19.73	$21.31	$16.19

Income from Investment Operations:

Net investment income(a)	0.19	—	0.48	0.51	0.31	0.09

Net realized and unrealized gain (loss)	(0.11)	(1.47)	(0.59)	(1.31)	(0.47)	6.46

Total from Investment Operations	0.08	(1.47)	(0.11)	(0.80)	(0.16)	6.55

Less Distributions Declared to shareholders:

From net investment income	(0.71)	(0.01)	(0.57)	(0.52)	(0.30)	(0.34)

From return of capital	—	(1.41)	(0.85)	(0.90)	(1.12)	(1.09)

Total distributions declared to shareholders	(0.71)	(1.42)	(1.42)	(1.42)	(1.42)	(1.43)

Net Asset Value, End of period(b)	$12.46	$13.09	$15.98	$17.51	$19.73	$21.31

Total Return(b)(c)	0.48%	(9.70)%	(0.60)%	(4.30)%	(1.15)%	42.42%

Ratios to Average Net Assets / Supplemental Data:(d)

Net Assets, End of Period (000’s)	$4,958	$5,452	$7,555	$9,265	$9,288	$5,903

Gross operating expenses(e)	4.06%	4.41%	4.00%	4.25%	2.87%	3.08%

Net investment income (loss)	2.94%	(0.01)%	2.88%	2.66%	1.42%	0.51%

Portfolio turnover rate	2%	3%	13%	10%	41%	41%

Average commission rate paid(f)	$—	$0.0154	$—	$0.0289	$—	$0.0225

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.
(f)	Supplemental expense ratios are shown below:

	For the Six Months Ended June 30, 2026 (unaudited)	For the Years Ended December 31,
		2025	2024	2023	2022	2021

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)(g)	2.29%	2.96%	3.32%	3.18%	2.28%	1.99%

Interest expense and commitment fees	0.05%	0.47%	0.80%	0.77%	0.25%	—%

Dividends and fees on securities sold short	0.36%	0.56%	0.46%	0.47%	0.06%	0.02%

(g)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period which resulted in a 0.18% impact to the net expenses ratio.

Amounts designated as “—” are zero or have been rounded to zero.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. | 10

Financial Highlights (unaudited) (continued)

NexPoint Real Estate Strategies Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended June 30, 2026 (unaudited)	For the Years Ended December 31,
		2025	2024	2023	2022	2021

Net Asset Value, Beginning of Period	$13.29	$16.20	$17.73	$19.96	$21.56	$16.37

Income from Investment Operations:

Net investment income (loss)(a)	0.16	(0.12)	0.36	0.36	0.15	(0.04)

Net realized and unrealized gain (loss)	(0.11)	(1.48)	(0.60)	(1.31)	(0.49)	6.52

Total from Investment Operations	0.05	(1.60)	(0.24)	(0.95)	(0.34)	6.48

Less Distributions Declared to shareholders:

From net investment income	(0.66)	(0.03)	(0.52)	(0.47)	(0.26)	(0.32)

From return of capital	—	(1.28)	(0.77)	(0.81)	(1.00)	(0.97)

Total distributions declared to shareholders	(0.66)	(1.31)	(1.29)	(1.28)	(1.26)	(1.29)

Net Asset Value, End of period(b)	$12.68	$13.29	$16.20	$17.73	$19.96	$21.56

Total Return(b)(c)	0.26%	(10.39)%	(1.36)%	(5.02)%	(1.93)%	41.32%

Ratios to Average Net Assets / Supplemental Data:(d)

Net Assets, End of Period (000’s)	$1,315	$1,585	$2,885	$3,964	$4,558	$2,706

Gross operating expenses(e)	4.85%	5.16%	4.74%	4.98%	3.64%	3.85%

Net investment income (loss)	2.36%	(0.79)%	2.11%	1.90%	0.69%	(0.21)%

Portfolio turnover rate	2%	3%	13%	10%	41%	41%

Average commission rate paid(f)	$—	$0.0154	$—	$0.0289	$—	$0.0225

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.
(f)	Supplemental expense ratios are shown below:

	For the Six Months Ended June 30, 2026 (unaudited)	For the Years Ended December 31,
		2025	2024	2023	2022	2021

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)(g)	3.03%	3.71%	4.07%	3.93%	3.05%	2.74%

Interest expense and commitment fees	0.05%	0.47%	0.80%	0.77%	0.25%	—%

Dividends and fees on securities sold short	0.36%	0.56%	0.46%	0.47%	0.06%	0.02%

(g)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period which resulted in a 0.18% impact to the net expenses ratio.

Amounts designated as “—” are zero or have been rounded to zero.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. | 11

financial Highlights (unaudited) (concluded)

NexPoint Real Estate Strategies Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended June 30, 2026 (unaudited)	For the Years Ended December 31,
		2025	2024	2023	2022	2021

Net Asset Value, Beginning of Period	$13.29	$16.21	$17.74	$19.97	$21.54	$16.36

Income from Investment Operations:

Net investment income(a)	0.21	0.04	0.53	0.57	0.36	0.14

Net realized and unrealized gain (loss)	(0.10)	(1.50)	(0.60)	(1.33)	(0.46)	6.51

Total from Investment Operations	0.11	(1.46)	(0.07)	(0.76)	(0.10)	6.65

Less Distributions Declared to shareholders:

From net investment income	(0.73)	(0.02)	(0.58)	(0.54)	(0.31)	(0.38)

From return of capital	—	(1.44)	(0.88)	(0.93)	(1.16)	(1.09)

Total distributions declared to shareholders	(0.73)	(1.46)	(1.46)	(1.47)	(1.47)	(1.47)

Net Asset Value, End of period(b)	$12.67	$13.29	$16.21	$17.74	$19.97	$21.54

Total Return(b)(c)	0.67%	(9.52)%	(0.34)%	(4.06)%	(0.85)%	42.68%

Ratios to Average Net Assets / Supplemental Data:(d)

Net Assets, End of Period (000’s)	$15,220	$17,435	$24,109	$27,165	$25,711	$15,493

Gross operating expenses(e)	3.80%	4.16%	3.75%	4.02%	2.61%	2.85%

Net investment income (loss)	3.19%	0.25%	3.12%	2.95%	1.66%	0.78%

Portfolio turnover rate	2%	3%	13%	10%	41%	41%

Average commission rate paid(f)	$—	$0.0154	$—	$0.0289	$—	$0.0225

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.
(f)	Supplemental expense ratios are shown below:

	For the Six Months Ended June 30, 2026 (unaudited)	For the Years Ended December 31,
		2025	2024	2023	2022	2021

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)(g)	2.04%	2.71%	3.07%	2.94%	2.03%	1.73%

Interest expense and commitment fees	0.05%	0.47%	0.80%	0.77%	0.25%	—%

Dividends and fees on securities sold short	0.36%	0.56%	0.46%	0.47%	0.06%	0.02%

(g)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period which resulted in a 0.18% impact to the net expenses ratio.

	For the Six Months Ended June 30, 2026 (unaudited)	For the Years Ended December 31,
		2025	2024	2023	2022	2021

Borrowings at end of period

Aggregate Amount Outstanding	250,000	305,000	2,988,000	6,036,000	3,966,000	29,000

Asset Coverage Per $1,000*	87,119.74	81,098.22	12,551.77	771.07	1,036.22	832,099.72

*	See Note 6 for further details.

Amounts designated as “—” are zero or have been rounded to zero.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. | 12

Notes to Financial Statements (unaudited)

June 30, 2026	NexPoint Real Estate Strategies Fund

Note 1. Organization

NexPoint Real Estate Strategies Fund (the “Fund”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund. The Fund commenced operations on July 1, 2016. This report includes information for the period ended June 30, 2026. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate and real estate related securities. NexPoint Advisors, L.P. (“NexPoint” or the “Investment Adviser”), an affiliate of NexPoint Asset Management, L.P., is the Investment Adviser to the Fund.

Fund Shares

The Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value (each a “Share” and collectively, the “Shares”). The Fund currently offers the following three share classes to investors, Class A, Class C and Class Z Shares. A fourth share class, the Class L Shares, has been registered but is not currently offered. Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is 5.75%. There is no front-end sales charge imposed on individual purchases of Class A Shares of $500,000 or more. The front-end sales charge is also waived in other instances as described in the Fund’s prospectus. Purchases of $500,000 or more of Class A Shares at net asset value (“NAV”) pursuant to a sales charge waiver are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares may be subject to a CDSC. The maximum CDSC imposed on redemptions of Class C Shares is 1.00% within the first eighteen months of purchase and 0.00% thereafter. No front-end or CDSCs are assessed by the Trust with respect to Class Z Shares of the Fund.

Segment Reporting

The Fund adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard resulted in new financial statement disclosures and did not affect the Fund’s financial position or its results of operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available.

The portfolio managers, as a team, have been identified as the CODM for the Funds. Through their management, investment, and operating functions, the portfolio managers are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and that the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s Investment Portfolio, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that follows the investment company accounting and reporting guidance of FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require the Investment Adviser to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of

SEMI-ANNUAL REPORT | 13

Notes to Financial Statements (unaudited) (continued)

June 30, 2026	NexPoint Real Estate Strategies Fund

increases or decreases in net assets from operations during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Fund Valuation

Each class of the Fund’s NAV of the Fund’s common shares is calculated daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE, usually 4:00 PM, Eastern Time. The NAV is calculated by dividing the value of the Fund’s net assets attributable to common shares by the numbers of common shares outstanding.

Valuation of Investments

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board”) has designated NexPoint as the Fund’s valuation designee to perform the fair valuation determination for securities and other assets held by the Fund. NexPoint acting through its “Valuation Committee,” is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of NexPoint and certain of NexPoint’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is subject to Board oversight and certain reporting and other requirements intended to provide the Board the information it needs to oversee NexPoint’s fair value determinations. The Fund’s investments are recorded at fair value. In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”), or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies and procedures adopted by NexPoint and approved by the Board. Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Valuation Committee in good faith in accordance with policies and procedures established by NexPoint and approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgement of the Valuation Committee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its year end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a

SEMI-ANNUAL REPORT | 14

Notes to Financial Statements (unaudited) (continued)

June 30, 2026	NexPoint Real Estate Strategies Fund

fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of June 30, 2026, the Fund’s investments consisted of Real Estate Investment Trusts (“REITs”) and other real estate investments, common stocks, preferred stocks, asset-backed securities, collateralized mortgage obligations, U.S. senior loans, revolving credit notes, rights and cash equivalents. The fair value of the Fund’s senior loans and bonds are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans and bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, preferred stocks, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Fund’s real estate investments include equity interests in limited liability companies and equity issued by REITs that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Fund has classified the investments as Level 3 assets.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

SEMI-ANNUAL REPORT | 15

Notes to Financial Statements (unaudited) (continued)

June 30, 2026	NexPoint Real Estate Strategies Fund

Reverse repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represent fair value. These investments will generally be categorized as Level 2 liabilities.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period.

Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets and liabilities as of June 30, 2026 is as follows:

	Total value at June 30, 2026 ($)	Level 1 Quoted Price ($)	Level 2 Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)

NexPoint Real Estate Strategies Fund

Assets

Common Stock

Real Estate	185,301	—	—	185,301

Real Estate Investment Trust	11,825,480	2,922,269	—	8,903,211

Common Stock - Measured at NAV(1)

Real Estate Investment Trust	1,346,953	—	—	—

U.S. Senior Loans

Real Estate	2,451,595	—	—	2,451,595

Preferred Stock

Real Estate	2,311,731	—	—	2,311,731

Revolving Credit Note	1,544,976	—	—	1,544,976

Asset-Backed Securities	427,838	—	427,838	—

Agency Collateralized Mortgage Obligations	19,089	—	19,089	—

Rights

Financials	—	—	—	—

Cash Equivalents	726,960	726,960	—	—

Total Assets	20,839,923	3,649,229	446,927	15,396,814

Liabilities

Securities Sold Short

Reverse Repurchase Agreements	(250,000)	—	(250,000)	—

Common Stock

Real Estate Investment Trust	(409,481)	(409,481)	—	—

Total Liabilities	(659,481)	(409,481)	(250,000)	—

Total	20,180,442	3,239,748	196,927	15,396,814

(1)

Certain investments measured at fair value using net asset value per share (or its equivalent) as a practical expedient and have not been categorized in the fair value hierarchy. The fair value amounts presented in these tables are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

Amounts designated as “—“ are $0.

SEMI-ANNUAL REPORT | 16

Notes to Financial Statements (unaudited) (continued)

June 30, 2026	NexPoint Real Estate Strategies Fund

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the period ended June 30, 2026.

Issuer	Endin g Value as of December 31, 2025	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains	Net Unrealized Gains/ (Losses)	Net Purchase	Net (Sales)	Return of Capital	Ending Value as of June 30, 2026	Change in Unrealized Appreciation (Depreciation) from Investments held at June 30, 2026

Common Stock

NRES CMP

Holdco	$166,980	$—	$—	$—	$—	$18,321	$—	$—	$—	$185,301	$18,321

Ground Lease	1,396,800	—	—	—	—	284,400	—	—	—	1,681,200	284,400

NexPoint Storage Partners, Inc.	763,927	—	—	—	—	32,712	—	—	—	796,639	32,712

NRESF REIT SUB, LLC	4,400,412	—	—	—	(843,282)	606,585	50,000	(151,037)	—	4,062,678	606,585

NRES REIT SUB II, LLC	1,803,747	—	—	—	—	84,660	151,037	—	—	2,039,444	84,660

Dreamscape Entertainment Properties, Inc.	340,875	—	—	—	—	(17,625)	—	—	—	323,250	(17,625)

Preferred Stock

IQHQ, Inc., Series D-1	2,069,040	—	—	—	—	1,327	99,539	—	—	2,169,906	1,327

IQHQ, Inc., Series E-1	111,266	—	—	—	—	(119)	30,678	—	—	141,825	(119)

U.S. Senior Loan

NexPoint Storage Partners Operating Co., LLC	1,382,220	—	—	—	—	(30,100)	—	—	—	1,352,120	(30,100)

NRES SPE, LLC Promissory Note Term Loan	726,900	—	—	—	—	—	—	—	—	726,900

NRES GERONIMO, LLC	360,077	—	—	—	—	5,449	10,951	(3,902)	—	372,575	5,449

Revolving Credit Note

IQHQ, LP	1,534,480	—	—	—	—	(1,070)	11,566	—	—	1,544,976	(1,070)

Total	$15,056,724	$—	$—	$—	$(843,282)	$984,540	$353,771	$(154,939)	$—	$15,396,814	$984,540

Amounts designated as “—“ are $0.

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the period ended June 30, 2026, there were no transfers in or out of Level 3. Determination of fair value is uncertain because it involves subjective judgments and estimates that are unobservable.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Fair Value at June 30, 2026	Valuation Technique	Unobservable Inputs	Range Input Value(s) (Average Input Value(s))

Common Stock	$9,088,512	Transaction Indication of Value Multiples Analysis Discounted Cash Flow Direct Capitalization Method	Net Asset Value NAV / sh multiple Discount Rate Capitalization Rates	$8.48 0.80x - 1.10x (0.96x) 7% - 13.00% (9.67%) 5.125% - 6.525% (5.50%)

SEMI-ANNUAL REPORT | 17

Notes to Financial Statements (unaudited) (continued)

June 30, 2026	NexPoint Real Estate Strategies Fund

Category	Fair Value at June 30, 2026	Valuation Technique	Unobservable Inputs	Range Input Value(s) (Average Input Value(s))

Preferred Stock	2,311,731	Discounted Cash Flow	Discount Rate	15.50% - 17.51% (16.51%)

U.S. Senior Loan	2,451,595	Discounted Cash Flow	Discount Rate	6.33% - 12.50% (9.10%)

Revolving Credit Note	1,544,976	Discounted Cash Flow	Discount Rate	12.50% - 14.75% (13.75%)

Total	$15,396,814

The significant unobservable inputs used in the fair value measurement of the Fund’s common stock positions are the NAV, discount rate, capitalization rates, and NAV per share multiple. A significant increase (decrease) in these inputs in isolation could result in a significantly lower (higher) fair value measurement.

The significant unobservable input used in the fair value measurement of the Fund’s preferred stock is the discount rate. A significant increase (decrease) in this input in isolation could result in a significantly lower (higher) fair value measurement.

The significant unobservable input used in the fair value measurement of the Fund’s U.S. senior loans is the discount rate. A significant increase (decrease) in this input in isolation could result in a significantly lower (higher) fair value measurement.

In accordance with ASC 820-10, investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Investment Portfolio and Statement of Assets and Liabilities.

The investment measured at fair value using the NAV per share practical expedient has an investment strategy of a private Life Sciences REIT. This private Life Sciences REIT does not permit redemptions.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains (losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Accretion of discount on taxable bonds and loans is computed to the maturity date, while amortization of premium on taxable bonds and loans is computed to the earliest call date, both using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended June 30, 2026, the Fund did not incur any interest or penalties.

SEMI-ANNUAL REPORT | 18

Notes to Financial Statements (unaudited) (continued)

June 30, 2026	NexPoint Real Estate Strategies Fund

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. The Fund did not pay any federal or state and local income taxes. The Fund may have paid income taxes in foreign jurisdictions for the year ended December 31, 2025. Taxes paid to specific jurisdictions, if applicable, represent less than 5% of income taxes paid (net of refunds received).

Distributions to Shareholders

The Fund plans to pay distributions from net investment income monthly and net realized capital gains annually to common shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. In certain years, this practice may result in the Fund distributing, during a particular taxable year, amounts in excess of the amount of income and gains earned therein. Such distributions would result in a portion of each distribution occurring in that year to be treated as a return of capital to shareholders. Shareholders of the Fund will automatically have all distributions reinvested in Common Shares of the Fund issued by the Fund in accordance with the Fund’s Dividend Reinvestment Plan (the “Plan”) unless an election is made to receive cash. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the NAV per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the NYSE on the Declaration Date. Participants in the Plan requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s) and investments in money market funds deemed to be cash equivalents, and restricted cash posted as collateral in a segregated account or with broker-dealers.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates fair value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report. These balances may exceed the federally insures limits under the Federal Deposit Insurance Corporation (“FDIC”).

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange

SEMI-ANNUAL REPORT | 19

Notes to Financial Statements (unaudited) (continued)

June 30, 2026	NexPoint Real Estate Strategies Fund

rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investment Portfolio for the Fund. Cash held as collateral for securities sold short is classified as restricted cash on the Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $419,065 was held with the broker for the Fund. Additionally, securities valued at $1,723,851 were posted in the Fund’s segregated account as collateral. The Fund’s loss on a short sale could be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction breakup fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Practical Expedient

Pursuant to ASC Topic 820, Fair Value Measurement, the Fund may elect to use net asset value per share or its equivalent as a practical expedient to measure the Company’s interest in Real Estate investments at fair value, unless it is probable that the investment will be sold at a value different from its NAV. However, in order for the Company to use this methodology, the company must calculate NAV in a manner consistent with the measurement principles established by ASC Topic 820. The Fund is using the practical expedient.

Note 3. Derivative Transactions

The Fund is subject to equity rate risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be affected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is

SEMI-ANNUAL REPORT | 20

Notes to Financial Statements (unaudited) (continued)

June 30, 2026	NexPoint Real Estate Strategies Fund

more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid. For the period ended June 30, 2026, the Fund did not invest in options during the year.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies.

Additional Derivative Information

The Fund is required to disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

For the period ended June 30, 2026, the Fund did not have any derivative activity during the year.

Note 4. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences may include (but are not limited to), losses deferred due to wash sale transactions, partnerships, paydowns and reclasses relating to real estate investment trusts. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The actual character of amounts received is not known until after the REIT’s fiscal year end, and this amount may be revised after the tax reporting period concludes. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of the Fund.

For the year ended December 31, 2025, the Fund’s components of distributable earnings on a tax basis are as follows:

Undistributed Ordinary Income	Other Temporary Differences	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)

$—	$(8)	$(1,743,224)	$(3,223,026)

For the year ended December 31, 2025, the Fund had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder.

2025

No expiration Short Term	$87,056

No expiration Long Term	1,656,168

Total	1,743,224

The tax character of distributions paid during the year ended December 31, 2025 (unless otherwise indicated) is as follows:

Distributions Paid From:	2025	2024

Ordinary Income(1)	$22,539	$1,274,137

Realized Gains	—	—

Return of Capital	2,882,254	1,961,806

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2026, based on cost of investments for U.S. federal income tax purposes is:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)(1)	Cost

$3,910,254	$(4,127,177)	$(216,923)	$21,018,187

(1)	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to wash sales, partnership and consent dividend.

Note 5. Reverse Repurchase Agreement

On October 3, 2019, the Fund entered into an agreement with Mizuho Securities USA LLC (“Mizuho Securities”) under which it may from time to time enter into reverse repurchase transactions pursuant to the terms of a master repurchase agreement and related annexes (collectively the “Repurchase Agreement”). A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of securities or other assets and agrees to repurchase them at a date certain or on demand. Pursuant to the Repurchase Agreement, the Fund may agree to sell securities or other assets to Mizuho Securities for an agreed upon price (the “Purchase Price”), with a simultaneous agreement to repurchase such securities or other assets from Mizuho Securities for

SEMI-ANNUAL REPORT | 21

Notes to Financial Statements (unaudited) (continued)

June 30, 2026	NexPoint Real Estate Strategies Fund

the Purchase Price plus a price differential that is economically similar to interest. The price differential is negotiated for each transaction. This creates leverage for the Fund because the cash received can be used to purchase other securities.

At June 30, 2026, the Fund had investments in reverse repurchase agreements with a gross value of $250,000, which is reflected as reverse repurchase agreements on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the reverse repurchase agreements at June 30, 2026. The collateral pledged for the reverse repurchase agreements, with maturities ranging from 30 to 90 days, include Agency Collateralized Mortgage Obligations. The Fund’s average daily balance was $278,367 at a weighted average interest rate of 2.36% for the days outstanding.

Note 6. Asset Coverage

The Fund is required to maintain 300% asset coverage with respect to any amounts borrowed. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank borrowings and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

Date	Total Amount Outstanding	% of Asset Coverage of Indebtedness

6/30/2026	$250,000	8,711.97%

12/31/2025	305,000	8,109.82

12/31/2024	2,988,000	1,255.18

12/31/2023	6,036,000	771.07

12/31/2022	3,966,000	1,036.22

12/31/2021	29,000	83,209.97

12/31/2020	31,000	54,078.17

12/31/2019	6,459,135	413.72

12/31/2018	3,354,013	519.10

12/31/2017	—	N/A

Note 7. Investment Advisory, Service and Distribution, Trustee and Other Fees

Investment Advisory Fee

The Investment Adviser to the Fund receives an annual fee, paid monthly, in an amount equal to 1.25% of the Fund’s Average Daily Managed Assets. The Fund’s “Average Daily Managed Assets” is an

amount equal to the total assets of the Fund, including assets resulting from leverage, less any liabilities not representing leverage. On occasion the Investment Adviser voluntarily waives additional fees to the extent assets are invested in certain affiliated investments.

Service and Distribution Fees

NexPoint Securities, Inc. (the “Distributor”), an affiliate of the Investment Adviser, serves as the principal underwriter and distributor of the Fund’s shares. The Distributor receives the front-end sales charge imposed on the sale of Class A Shares and the CDSC imposed on certain redemptions of Class A and Class C Shares. The Fund has adopted a “Shareholder Servicing Plan and Agreement” (the “Plan”) under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have a multi-class structure, CDSCs and distribution and shareholder servicing fees. Under the Plan, the Fund may incur expenses on an annual basis equal to 0.25% of the average net assets of the Class A and Class C Shares.

Class C shares will pay to the Distributor a distribution fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares and will be payable on a quarterly basis.

Expense Limitation Agreement

The Investment Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Investment Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding distribution fees, interest, dividend expenses on short sales, brokerage commissions and other transaction costs, acquired fund fees and

SEMI-ANNUAL REPORT | 22

Notes to Financial Statements (unaudited) (continued)

June 30, 2026	NexPoint Real Estate Strategies Fund

expenses, taxes, expenses payable by the Fund for third party administration services, other capitalized expenditures, expenses in other investment companies, litigation expenses and extraordinary expenses), to the extent that they exceed 1.75% per annum of the Fund’s average Daily Gross Assets (the “Expense Limitation”). “Daily Gross Assets” is defined in the Expense Limitation Agreement as an amount equal to total assets, less any liabilities, but excluding liabilities evidencing leverage. If the Fund incurs expenses excluded from the Expense Limitation Agreement, the Fund’s expense ratio would be higher and could exceed the Expense Limitation. In consideration of the Investment Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Investment Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date of the reimbursement; and (2) the reimbursement may not be made if it would cause the Expense Limitation as of the time of waiver to be exceeded. Any such recoupment by the Investment Adviser will not cause a class to exceed the annual limitation rate in effect at the time of the actual waiver/reimbursement or at the date of the recoupment. The Expense Limitation Agreement will remain in effect until at least May 1, 2027 unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Board. After the expiration of the Expense Limitation Agreement, the agreement may be renewed at the discretion of the Investment Adviser and the Board.

On June 30, 2026, the amount subject to possible future recoupment under the Expense Limitation were as follows:

Expiring during Fiscal Years Ending December 31,

2026	2027	2028

$438,580	$312,298	$333,441	*

*	The difference between fees waived on the Statement of Operations and fees available to recoup, relate to fees voluntarily waived by the Investment Adviser.

During the peiod ended June 30, 2026, the Investment Adviser did not recoup any amounts previously waived or reimbursed, and $81,975 of fees previously waived and or reimbursed in the Fund by the Investment Adviser that were eligible for recoupment expired.

Fees Paid to Officers and Trustees

Each Trustee who oversees all of the funds in the Fund Complex receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex based on relative net assets. The annual retainer for a Trustee who does not oversee all of the funds in the Fund Complex is prorated based on the portion of the $150,000 annual retainer allocable to the funds overseen by such trustee. The Chairman of the Board receives an additional annual payment of $20,000 and the Chairperson of each committee received an additional annual payment of $10,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex based on relative net assets. The “Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers as of the date of this report and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940.

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings.

The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.

Due from Adviser

The balance shown as “Investment adviser fees” on the Statement of Assets and Liabilities represents net amounts due to the Investment Adviser for advisory fees and Fund expenses to be received by the Investment Adviser.

Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain

SEMI-ANNUAL REPORT | 23

Notes to Financial Statements (unaudited) (continued)

June 30, 2026	NexPoint Real Estate Strategies Fund

indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Other Matters

The Investment Adviser has entered into a Services Agreement (the “Services Agreement”) with Skyview Group (“Skyview”), pursuant to which NexPoint will receive administrative and operational support services to enable it to provide the required advisory services to the Fund.

In the BDC 10-Q the language is as follows: “In July 2022, the Adviser formed NexPoint Services, LLC (“NexPoint Services”) as a new 100% wholly-owned subsidiary to perform administrative and accounting services for the Adviser. Certain Skyview personnel were dual-employees of NexPoint Services, with the same services being performed by the dual-employees. As of January 1, 2026, NexPoint Services had no employees or dual-employees and all employees were transferred to the Adviser. The Adviser, and not the Company, will compensate all Adviser, Skyview, and dual-employee personnel who provide services to the Company.”

Note 8. Repurchase of Shares

Once each quarter, the Fund will offer to repurchase at NAV no more than 5% of the outstanding shares of the Fund (the “Repurchase Offer Amount”), unless such offer is suspended or postponed in accordance with regulatory requirements. The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan.

The Fund conducted its quarterly tender offer from February 20, 2026, until expiration on March 23, 2026 at 4:00 p.m. New York City time, during which the Fund offered to purchase for cash up to 5.0% of its outstanding shares of common stock. During the first quarter tender offer, 93,127.21 shares of the Fund were tendered for repurchase at a weighted average price of $12.88/share, constituting approximately 5.00% of the Fund’s outstanding shares.

The Fund conducted its quarterly tender offer from May 15, 2026, until expiration on June 16, 2026 at 4:00 p.m. New York City time, during which the Fund offered to purchase for cash up to 5.0% of its outstanding shares of common stock. During the second quarter tender offer, 89,321.95 shares of the Fund were tendered for repurchase at a weighted average price of $12.92/share, constituting approximately 5.00% of the Fund’s outstanding shares.

Note 9. Investment Transactions Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the period ended June 30, 2026, were as follows:

Other Securities

Purchases	Sales

$316,055	$815,309

Note 10. Affiliated Issuers/Controlled Investments

Under Section 2(a)(3) of the 1940 Act, as amended, a portfolio company is defined as “affiliated” if a fund owns 5% or more of its outstanding voting securities or if the portfolio company is under common control. The 1940 Act also requires a fund to separately identify investments in portfolio companies it

SEMI-ANNUAL REPORT | 24

Notes to Financial Statements (unaudited) (continued)

June 30, 2026	NexPoint Real Estate Strategies Fund

controls, including those in which it owns more than 25% of outstanding voting securities or has the power to influence management or policies, as investments in “controlled” investments.

The table below shows affiliated issuers of the Fund for the period ended June 30, 2026:

Issuer	Shares at December 31, 2025	Beginning Value as of December 31, 2025	Value of Transfers In	Value of Transfers Out(1)	Purchases at Cost	Proceeds from Sales	Distribution to Return of Capital	Net Realized Gain/Loss on the Sales of Affiliated Issuers	Change Unrealized Appreciation/ Depreciation	Ending Value as of June 30, 2026	Shares at June 30, 2026	Non- controlled, Affiliated Income

Other Affiliates

NexPoint Residential Trust, Inc. REIT (Common Stocks)	28,322	$852,492	$—	$—	$—	$—	$(19,826)	$—	$(41,916)	$790,750	28,322	$—

NexPoint Real Estate Finance (Common Stocks)	281,817	3,967,988	—	—	—	(1,955,077)	(547,786)	(173,136)	839,530	2,131,519	137,517	—

NexPoint Storage Partners, Inc.	1,321	763,927	—	—	—	—	—	—	32,712	796,639	1,321	—

NexPoint Storage Partners Operating Co., LLC	1,400,000	1,382,220	—	—	—	—	—	—	(30,100)	1,352,120	1,400,000	63,000

NRES GERONIMO, LLC	368,103	360,077	—	—	10,951	(3,902)	—	—	5,449	372,575	375,151	21,238

NRESF REIT SUB, LLC	154,944,094	4,400,412	—	(4,400,412)	—	—	—	—	—	—	—	—

NRES REIT SUB II, LLC	235	1,803,747	—	(1,803,747)	—	—	—	—	—	—	—	—

NRES CMP Holdco	1,000	166,980	—	(166,980)	—	—	—	—	—	—	—	—

NRES SPE, LLC Promissory Note Term Loan	726,900	726,900	—	(726,900)	—	—	—	—	—	—	—	—

Total	157,751,792	$14,424,743	$—	$(7,098,039)	$10,951	$(1,958,979)	$(567,612)	$(173,136)	$805,675	$5,443,603	1,942,311	$84,238

(1)

Reflects a transfer from Non-Controlled, Affiliated to Controlled, Affiliated based on management’s determination of control under Section 2(a)(9) of the 1940 Act, presented at beginning-of-period value.

The table below shows controlled investments of the Fund for the period ended June 30, 2026:

Issuer	Shares at December 31, 2025	Beginning Value as of December 31, 2025	Value of Transfers In(1)	Value of Transfers Out	Purchases at Cost	Proceeds from Sales	Distribution to Return of Capital	Net Realized Gain/ Loss on the Sales of Affiliated Issuers	Change Unrealized Appreciation/ Depreciation	Ending Value as of June 30, 2026	Shares at June 30, 2026	Controlled, Affiliated Income

Wholly Owned Subsidiaries, Not Consolidated

NRESF REIT SUB, LLC	—	$—	$4,400,412	$—	$50,000	$(151,037.00)	$—	$(843,282)	$606,585	$4,062,678	151,745,346	$—

NRES REIT SUB II, LLC	—	—	1,803,747	—	151,037	—	—	—	84,660	2,039,444	254	—

NRES CMP Holdco	—	—	166,980	—	—	—	—	—	18,321	185,301	1,000	—

NRES SPE, LLC Promissory Note Term Loan	—	—	726,900	—	—	—	—	—	—	726,900	726,900	20,499

Total	—	$—	$7,098,039	$—	$201,037	$(151,037)	$—	$(843,282)	$709,566	$7,014,323	152,473,500	$20,499

(1)

Represents a transfer from “Non-Controlled Affiliate” to “Controlled Affiliate” status, as defined under the Investment Company Act of 1940. The transfer reflects a change in classification only and did not result from a purchase or sale transaction in the security.

Amounts designated as “—” are $0

SEMI-ANNUAL REPORT | 25

Notes to Financial Statements (unaudited) (continued)

June 30, 2026	NexPoint Real Estate Strategies Fund

Note 11. Securities Lending

Effective January, 7, 2020, the Investment Adviser entered into a securities lending agreement with The Bank of New York Mellon (“BNY” or the “Lending Agent”). Securities lending transactions are entered into by the Fund under the Securities Lending Agreement, (“SLA”) which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

At June 30, 2026, the Fund did not have any securities on loan.

The Fund could seek additional income by making secured loans of its portfolio securities through its custodian. Such loans are not greater than one-third of the value of the Fund’s total assets. BNY charges a fund fees based on a percentage of the securities lending income.

The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day.

The Fund receives collateral consisting of cash (U.S. and the foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower would pay the Fund a loan premium fee. If the collateral consists of cash, BNY reinvests the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund would recall the loaned securities upon reasonable notice in order that the securities could be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also could call such loans in order to sell the securities involved.

Securities lending transactions entered into pursuant to the SLA provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaulted, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BNY. BNY’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

Note 12. Unconsolidated Significant Subsidiaries

In accordance with Regulation S-X Rules 3-09 and 4-08(g), the Fund evaluates its controlled subsidiaries as significant subsidiaries under the respective rules. As of June 30, 2026, NRESF REIT SUB, LLC was considered a significant subsidiary under Regulation S-X Rule 4-08(g). This subsidiary is wholly owned by the Fund. Based on the requirements under Regulation S-X Rule 4-08(g), the summarized

SEMI-ANNUAL REPORT | 26

Notes to Financial Statements (unaudited) (continued)

June 30, 2026	NexPoint Real Estate Strategies Fund

consolidated financial information of this unconsolidated subsidiary is presented below:

NRESF REIT SUB, LLC June 30, 2026

Balance Sheet:

Current Assets	$20,329

Noncurrent Assets	$5,663,177

Total Assets	$5,683,506

Current Liabilities	$10,590

Noncurrent Liabilities	$—

Total Liabilities	$10,590

Preferred stock ($0.01 par value: 1,000 shares authorized; 125 shares issued and outstanding)	$118,750

Accumulated earnings less dividends	$3,031,157

Invested equity	$2,523,009

Non-controlling interest (consolidated investments)	$—

Total Equity	$5,672,916

NRESF REIT SUB, LLC For the period ended June 30, 2026

Summary of Operations:

Net Sales	$109,448

Gross Profit	$84,387

Net Income	$150,537

Net income attributable to non-controlling interest (in consolidated investments), preferred shares and other comprehensive income	$7,813

NRESF REIT SUB II, LLC June 30, 2026

Balance Sheet:

Current Assets	$102,737

Noncurrent Assets	$1,869,089

Total Assets	$1,971,826

Current Liabilities	$—

Noncurrent Liabilities	$—

Total Liabilities	$—

Preferred stock ($0.01 par value: 1,000 shares authorized; 125 shares issued and outstanding)	$105,650

Accumulated earnings less dividends	$318,286

NRESF REIT SUB, LLC June 30, 2026

Invested equity	$1,585,920

Non-controlling interest (consolidated investments)	$—

Total Equity	$2,009,856

NRESF REIT SUB II, LLC For the period ended June 30, 2026

Summary of Operations:

Net Sales	$93,506

Gross Profit	$89,395

Net Income	$150,537

Net income attributable to non-controlling interest (in consolidated investments), preferred shares and other comprehensive income	$7,500

Note 13. Recent Accounting Pronouncement

In this reporting period, the Fund adopted FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. Adoption of the new standard impacted financial statement disclosures only and did not affect any Fund’s financial position or the results of its operations.

Note 14. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes.

SEMI-ANNUAL REPORT | 27

Additional Information (unaudited)

June 30, 2026	NexPoint Real Estate Strategies Fund

Investment and Strategy Overview

The Fund’s investment objective is to seek long-term total return, with an emphasis on current income

The Fund seeks to achieve its investment objective by primarily investing in a broad range of private and public real estate-related debt, equity and preferred equity investments. There can be no assurance that the Fund will achieve this objective. The Fund’s investment objective is non-fundamental and may be changed by the Board without shareholder approval. Shareholders will, however, receive at least 60 days’ prior notice of any change in this investment objective.

Investment Strategy. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets in “real estate and real estate-related securities” (as defined below). In particular, the Fund will pursue its investment objective by investing the Fund’s assets primarily in (1) commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), (2) direct preferred equity and mezzanine investments in real properties (3) equity securities of public (both traded and non-traded) and private debt and equity real estate investment trusts (“REITs”) and/or real estate operating companies (“REOCs”) and (4) opportunistic and value added direct real estate strategies. The Fund will affect its direct real estate strategy through investments in one or more REIT subsidiaries, including through the REIT Subsidiary, which was formed on July 8, 2016. The REIT Subsidiary entered into a separate investment advisory agreement with the Investment Adviser concurrent with its formation.

Preferred equity and mezzanine investments in real estate transactions come in various forms which may or may not be documented in the borrower’s organizational documents. Generally, real estate preferred equity and/or mezzanine investments are typically junior to first mortgage financing but senior to the borrower’s or sponsor’s equity contribution. The investments are typically structured as an investment by a third-party investor in the real estate owner or various affiliates in the chain of ownership in exchange for a direct or indirect ownership interest in the real estate owner entitling it to a preferred/priority return on its investment. Sometimes, the investment is structured much like a loan where

(i) “interest” on the investment is required to be paid monthly by the “borrower” regardless of available property cash flow; (ii) the entire investment is required to be paid by a certain maturity date; (iii) default rate “interest” and penalties are assessed against the “borrower” in the event payments are not made timely; and (iv) a default in the repayment of investment potentially results in the loss of management.

In addition, subject to the 15% Limitation, (as defined below) the Fund may invest up to 20% of its total assets in equity or debt securities other than real estate and real estate-related securities. The Investment Adviser will evaluate each opportunity within the context of where the Investment Adviser believes the various real estate subsectors are within the broader real estate cycle and tactically allocate among these opportunities. The Investment Adviser has broad discretion to allocate the Fund’s assets among these investment categories and to change allocations as conditions warrant. Also, the Investment Adviser will select investments it believes offer the best potential outcomes and relative risk to assemble the most appropriate portfolio to meet the risk-adjusted return goals of the Fund.

This portfolio construction strategy seeks to (i) recognize and allocate capital based upon where the Investment Adviser believes we are in the current real estate cycle, and as a result (ii) minimize drawdowns during market downturns and maximize risk adjusted returns during all market cycles, though there can be no assurance that this strategy will achieve this objective. The Fund will rely on the expertise of the Investment Adviser and its affiliates to determine the appropriate structure for structured credit investments, which may include bridge loans, common and preferred equity or other debt-like positions, as well as the acquisition of such instruments from banks, servicers or other third parties.

The Fund defines “real estate and real estate-related securities” to consist of common stock, convertible or non-convertible preferred stock, warrants, convertible or non-convertible secured or unsecured debt, and partnership or membership interests issued by:

•	CMBS, RMBS and other real estate credit investments, which include existing first and

SEMI-ANNUAL REPORT | 28

Additional Information (unaudited) (continued)

June 30, 2026	NexPoint Real Estate Strategies Fund

second mortgages on real estate, either originated or acquired in the secondary market, and secured, unsecured and/or convertible notes offered by REOCs and REITs;
•	Public REITs;
•	REOCs;
•	Private Real Estate Investment Funds;
•	Public Investment Funds;
•	Real estate exchange-traded funds (“ETFs”); and
•	Non-Traded REITs and private REITs, generally wholly-owned by the Fund or wholly-owned or managed by an affiliate.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests, and REOCs are companies that invest in real estate and whose shares trade on public exchanges. Foreign REIT equivalents are entities located in jurisdictions that have adopted legislation substantially similar to the REIT tax provisions in that they provide for favorable tax treatment for the foreign REIT equivalent and require distributions of income to shareholders.

The Fund has not imposed limitations on the portion of its assets that may be invested in any of the categories outlined above other than Private Real Estate Investment Funds. The Fund, however, will limit its investments in Private Real Estate Investment Funds and any other investments that are excluded from the definition of “investment company” under the 1940 Act by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act to no more than 15% of its net assets (the “15% Limitation”). Such entities are typically private equity funds and hedge funds. This limitation does not apply to any collateralized loan obligations (“CLOs”), certain of which may rely on Section 3(c)(1) or 3(c)(7) of the 1940 Act. For purposes of compliance with the 15% Limitation, the Fund will not count its direct investments in wholly-owned subsidiaries but will look through such subsidiaries and count their underlying holdings.

Leverage. The Fund incurs leverage as part of its investment strategy. The Fund will target overall leverage at 25% of the Fund’s total assets immediately after giving effect to such leverage, but may incur leverage up to 33.33% of the Fund’s total assets as permitted by the 1940 Act. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

The Fund may also invest in Private Real Estate Investment Funds, Public REITs, REOCs and Non-Traded REITs, which may incur higher levels of leverage. Accordingly, the Fund through these investments may be exposed to higher levels of leverage than the Fund is permitted to incur itself, including a greater risk of loss with respect to such investments as a result of higher leverage employed by such entities. The Fund intends to leverage its portfolio through a master repurchase agreement entered into with Mizuho Securities that allows the Fund to enter into reverse repurchase transactions from time to time pursuant to the terms of the master repurchase agreement.

In addition to any indebtedness incurred by the Fund, any subsidiaries of the Fund, including NRESF REIT SUB, LLC, NRESF REIT SUB II, LLC, and NRES CPM Holdco, LLC (“REIT Subsidiaries”), may also utilize leverage, including by mortgaging properties held by special purpose vehicles, or by acquiring property with existing debt. Any such borrowings will generally be the sole obligation of each respective special purpose vehicle, without any recourse to any other special purpose vehicle, the REIT Subsidiaries, the Fund or its assets, and the Fund will not treat such non-recourse borrowings as senior securities (as defined in the 1940 Act) for purposes of complying with the 1940 Act’s limitations on leverage unless the financial statements of the special purpose vehicle, or the subsidiaries of the Fund that own such special purpose vehicle, will be consolidated in accordance with Regulation S-X and other accounting rules. If cash flow is insufficient to pay principal and interest on a special purpose vehicle’s borrowings, a default could occur, ultimately resulting in foreclosure of any security instrument securing the debt and a complete loss of the investment, which could result in losses to the REIT Subsidiaries and, therefore, to the Fund. To the extent that any subsidiaries of the Fund, including the REIT Subsidiaries, directly incur leverage in the form of debt (as opposed to non-recourse borrowings made through special purpose vehicles), the amount of such recourse leverage used by the Fund and such subsidiaries, including the REIT Subsidiaries, will be consolidated and treated as senior securities for purposes of complying with the 1940 Act’s limitations on leverage by the Fund.

SEMI-ANNUAL REPORT | 29

Additional Information (unaudited) (continued)

June 30, 2026	NexPoint Real Estate Strategies Fund

Disclosure of Significant Risks and Contingencies

The Fund’s investments expose the Fund to various risks, certain of which are discussed below. Please refer to the Fund’s Prospectus and Statement of Additional Information for a full listing of risks associated with the Fund’s investments.

Concentration in Real Estate Securities Risk

Although the Fund does not invest directly in real estate, the Fund will concentrate its investments in investment vehicles that invest principally in real estate and real estate related securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The values of companies engaged in the real estate industry are affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage.

Debt Securities Risk

When the Fund invests in debt securities, the value of the investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced or fluctuate more than other types of investments. This kind of market risk is generally greater for funds investing in debt securities with longer maturities.

Derivatives Risk

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. In addition, changes in laws or regulations may increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Funds’ ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Funds as well as the Funds’ ability to pursue its investment objective through the use of such instruments.

Equity Securities Risk

The risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Exchange-Traded Funds (“ETF”) Risk

The risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Illiquid and Restricted Securities Risk

The investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding

SEMI-ANNUAL REPORT | 30

Additional Information (unaudited) (continued)

June 30, 2026	NexPoint Real Estate Strategies Fund

period prior to profitability. Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Fund, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Fund’s expense, the Fund’s expenses would be increased.

Leverage Risk

The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund was not leveraged.

Liquidity Risk

There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.

Management Risk

The risk associated with the fact that the Fund relies on the Investment Adviser’s ability to achieve its investment objective. The Investment Adviser may be incorrect in its assessment of the intrinsic value of the companies whose securities the Fund holds, which may result in a decline in the value of fund shares and failure to achieve its investment objective.

Mortgage-Backed Securities Risk

The risk of investing in mortgage-backed securities, and includes interest rate risk, liquidity risk and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain mortgage-backed securities are also subject to prepayment risk. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages. The Fund could lose money if there are defaults on the mortgage loans underlying these securities.

Preferred Stock Risk

Preferred stock, which may include preferred stock in real estate transactions, represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of creditors and owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline. Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.

Real Estate Industry Risk

Issuers principally engaged in real estate industry, including real estate investment trusts, may be subject to risks similar to the risks associated with the direct ownership of real estate, including: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases

SEMI-ANNUAL REPORT | 31

Additional Information (unaudited) (continued)

June 30, 2026	NexPoint Real Estate Strategies Fund

in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage.

REIT Risk

Real estate investments trusts may be affected by changes in the real estate markets generally as well as changes in the values of the properties owned by the REIT or securing the mortgages owned by the REIT. REITs are dependent upon management skill and are not diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under the Code, and to maintain an exemption under the 1940 Act. Finally, certain REITs may be self-liquidating at the end of a specified term, and run the risk of liquidating at an economically inopportune time.

Reverse Repurchase Agreement Risk

The Fund may enter into reverse repurchase transactions with Mizuho Securities or other banks and securities dealers. A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of, rather than the investor in, securities or other assets and agrees to repurchase them at a date certain or on demand. Use of a reverse repurchase transaction may be preferable to a regular sale and later repurchase of securities or other assets because it avoids certain market risks and transaction costs. Reverse repurchase transactions involve the risk that the market value of securities and/or other assets purchased by the Fund with the proceeds received by the Fund in connection with such reverse repurchase transactions may decline below the market value of the securities the Fund is obligated to repurchase under such reverse repurchase transactions. They also involve the risk that the counterparty liquidates the securities delivered to it by the Fund under the reverse repurchase agreement following the occurrence of an event of default under the reverse repurchase agreement by the Fund. At the time when the Fund enters into a reverse repurchase transactions, liquid securities (cash, U.S. Government securities or other debt obligations) of the Fund having a value at least as great as the Purchase Price of the securities to be purchased will be segregated on the books of the Fund throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuation.

Securities Lending Risk

The Fund may make secured loans of its portfolio securities. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Securities Market Risk

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. Economic, political and financial conditions, industry or economic trends and developments or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

Short Sales Risk

Short selling involves selling securities that may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, because the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. The securities necessary to cover a short position may not be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold

SEMI-ANNUAL REPORT | 32

Additional Information (unaudited) (continued)

June 30, 2026	NexPoint Real Estate Strategies Fund

short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale delivery obligations at a time when fundamental investment considerations would not favor such sales. Short sales by the Fund that are not made “against the box” theoretically involve unlimited loss potential, since the market price of securities sold short may continuously increase. If other short positions of the same security are closed out at the same time, a “short squeeze” can occur where demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price.

Structured Finance Securities Risk

A portion of the Fund’s investments may consist of equipment trust certificates, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Such structured finance securities are generally backed by an asset or a pool of assets, which serve as collateral. Depending on the type of security, the collateral may take the form of a portfolio of mortgage loans or bonds or other assets. The Fund and other investors in structured finance securities ultimately bear the credit risk of the underlying collateral. In some instances, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. The riskiest securities are the equity tranche, which bears the bulk of defaults from the bonds or loans serving as collateral, and thus may protect the other, more senior tranches from default. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. A senior tranche typically has higher ratings and lower yields than the underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, other tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to previous defaults and the disappearance of protecting tranches, market anticipation of defaults and aversion to certain structured finance securities as a class.

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Investment Adviser in a manner designed to be equitable and consistent with the Investment Adviser’s fiduciary duty to the Fund and its other clients (including its duty to seek to obtain best execution of client trades).

SEMI-ANNUAL REPORT | 33

Important Information About This Report

Investment Adviser

NexPoint Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

DST Systems, Inc.

210 W 10th, 8th Floor

Kansas City, MO 64105

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

Fund Counsel

K&L Gates LLP

1 Congress St., Suite 2900

Boston, MA 02114-2023

This report has been prepared for shareholders of NexPoint Real Estate Strategies Fund (the “Fund”). As of January 1, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on https://www.nexpoint.com/funds/nexpoint-real-estate-strategies-fund/#investor-forms, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the Fund or from your financial intermediary free of charge at any time. For additional information regarding how to access the Fund’s shareholder reports, or to request paper copies by mail, please call shareholder services at 1-844-485-9167.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-844-485-9167 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Fund’s Forms N- PORT are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N- PORT by visiting the Fund’s website at https://www.nexpoint.com/funds/nexpoint-real-estate-strategies-fund/#investor-forms.

As required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive officer and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-PORT relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting, as applicable.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-844-485-9167.

SEMI-ANNUAL REPORT | 34

NexPoint Real Estate Strategies Fund

c/o DST Systems, Inc.

P.O. Box 219630

Kansas City, MO 64121-9630

NexPoint Real Estate Strategies Fund

SEMI-ANNUAL REPORT, JUNE 30, 2026

www.nexpointassetmgmt.com	NRES-SAR-0626

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Schedule of Investments as of the close of the reporting period is included as part of the Semi-Annual Report to Shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Companies

Not Applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not Applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not Applicable.

Item 10. Renumeration Paid to Directors, Officers, and Others for Open-End Management Investment Companies

Not Applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the NexPoint Real Estate Strategies Fund (the “Registrant”) or any “affiliated purchaser” during the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 16. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b)  under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEXPOINT REAL ESTATE STRATEGIES FUND

By (Signature and Title):	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date: September 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date: September 4, 2026

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Principal Financial Officer and Principal Accounting Officer and Treasurer

Date: September 4, 2026